Exhibit (a)(1)(iv)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION
ADS Letter of Transmittal
To Tender Ordinary Shares represented by
American Depositary Shares
of
STATS ChipPAC Ltd.
(Co. Reg. No. 199407932D)
at
S$17.50 per American Depositary Share,
each ADS representing ten Ordinary Shares,
subject to adjustment to
S$18.80 per American Depositary Share
pursuant to the Offer to Purchase dated March 16, 2007
by
Singapore Technologies Semiconductors Pte Ltd
(Co. Reg. No. 199503003D)
a wholly-owned subsidiary of
Temasek Holdings (Private) Limited
(Co. Reg. No. 197401143C)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 3:30 PM SINGAPORE TIME, 3:30 AM NEW YORK CITY TIME, ON FRIDAY,
APRIL 13, 2007, UNLESS THE OFFER IS EXTENDED.
The Tender Agent for the Offer for the ADSs is:
Citibank, N.A.

By Mail:	By Hand or Overnight Delivery:
Citibank, N.A. Corporate Actions PO Box 43034 Providence, RI 02940-3034 United States of America	Citibank, N.A. Corporate Actions 250 Royall Street Canton, MA 02021 United States of America

DESCRIPTION OF ADSs DELIVERED

Name(s) and Address(es) and Daytime Telephone
Number(s) of Registered Holder(s)
(If blank, please fill in exactly as name(s) appear(s)	ADSs Delivered
on the ADR(s))	(Attach additional list if necessary)

Total Number
of ADSs
	ADR	Evidenced by	Number
	Certificate	ADR	of ADSs
	Number(s)*	Certificates*	Delivered**

Total ADSs

* Need not be completed by holders delivering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Ordinary Shares represented by ADSs delivered to the Tender Agent are being tendered. See Instruction 4.

☐ CHECK HERE IF ANY OF THE ADR CERTIFICATES REPRESENTING ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, MUTILATED OR STOLEN (SEE INSTRUCTION 10).
Number of ADSs represented by lost, destroyed, mutilated or stolen ADR Certificates:

       YOU WILL RECEIVE PAYMENT IN U.S. DOLLARS INSTEAD OF SINGAPORE DOLLARS FOR ADSs THAT YOU VALIDLY TENDER UNLESS YOU AFFIRMATIVELY ELECT TO RECEIVE SINGAPORE DOLLARS IN THIS LETTER OF TRANSMITTAL BY PLACING AN “X” IN THE BOX ENTITLED “SINGAPORE DOLLARS PAYMENT ELECTION” AND COMPLETE THE SINGAPORE DOLLAR PAYMENT DELIVERY INSTRUCTIONS. YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.
       DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW UNLESS AN AGENT’S MESSAGE (AS DEFINED BELOW) IS DELIVERED. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE TENDER AGENT.
       PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ADS LETTER OF TRANSMITTAL. THIS ADS LETTER OF TRANSMITTAL SHOULD BE USED ONLY FOR TENDERING ORDINARY SHARES REPRESENTED BY ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING ORDINARY SHARES OTHER THAN ORDINARY SHARES REPRESENTED BY ADSs.
       You have received this ADS Letter of Transmittal in connection with the offer by Singapore Technologies Semiconductors Pte Ltd, a company incorporated under the laws of Singapore (“STSPL”) and a wholly-owned subsidiary of Temasek Holdings (Private) Limited, a company incorporated under the laws of Singapore, to purchase all ordinary shares (“Ordinary Shares”), of STATS ChipPAC Ltd., a company incorporated under the laws of Singapore, including Ordinary Shares represented by outstanding American Depositary Shares (“ADSs”), for S$17.50 per ADS

(each ADS representing 10 Ordinary Shares), subject to adjustment to S$18.80 per ADS as described in the Offer to Purchase, dated March 16, 2007, in each case in cash and without interest.
       This document should be read in conjunction with the Offer to Purchase. Capitalized terms used in this document but not defined herein have the meanings given to those terms in the Offer to Purchase.
       Ordinary Shares, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. If you hold Ordinary Shares, you can obtain the appropriate Acceptance Form for tendering Ordinary Shares from the Information Agent. See Instruction 8 of this ADS Letter of Transmittal.
       The delivery of this ADS Letter of Transmittal, American Depositary Receipts (“ADR certificates”) evidencing ADSs and other required documents delivered to Citibank, N.A. (the “Tender Agent”) by holders of ADSs will be deemed (without any further action by the Tender Agent) to constitute acceptance by such holders of the Offer with respect to such ADSs (and the Ordinary Shares represented thereby), subject to the terms and conditions set forth in the Offer to Purchase, any supplements and amendments thereto, and this ADS Letter of Transmittal.
       Holders of Ordinary Shares represented by ADSs purchased in the Offer will receive the purchase price for such securities, by check or, in the case of Ordinary Shares represented by ADSs held through The Depository Trust Company (the “Book-Entry Transfer Facility”), by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant that has tendered the Ordinary Shares represented by such ADSs.
       This ADS Letter of Transmittal is to be used when ADR certificates evidencing ADSs are to be forwarded herewith, unless an Agent’s Message is utilized. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Tender Agent.
       In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern.
       By crediting the ADSs to the Tender Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the Tender Agent an Agent’s Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such ADSs, all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Tender Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
To: Citibank N.A., as Tender Agent
       The undersigned hereby instructs the Tender Agent to accept the Offer on behalf of the undersigned with respect to the Ordinary Shares represented by the above described ADSs, subject to the terms and conditions set forth in the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.
       The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal, the ADSs and the other required documents delivered to the Tender Agent in connection herewith will be deemed (without any further action by the Tender Agent) to constitute an acceptance of the Offer by the undersigned with respect to Ordinary Shares represented by such ADSs, subject to the rights of withdrawal set out in the Offer to Purchase and the terms and conditions set forth in the Offer to Purchase and this ADS Letter of Transmittal.
       The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will, upon acceptance for payment by STSPL, constitute a binding agreement between the undersigned and STSPL upon the terms and subject to the conditions of the Offer.
       The undersigned hereby delivers to the Tender Agent the above-described ADSs in order for the Ordinary Shares represented by such ADSs to be tendered to STSPL, in accordance with the terms and conditions of the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.
       Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(i) tenders, sells, assigns and transfers to or upon the order of STSPL all right, title and interest in and to all the Ordinary Shares represented by the ADSs being delivered hereby; and

(ii) irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned to (a) surrender the ADSs delivered to the Tender Agent by or on the undersigned’s behalf to the ADR Depositary for cancellation and withdrawal of the Ordinary Shares and any other proceeds represented by such ADSs and subsequently tender such for the benefit of STSPL in return for the consideration to be paid to holders of ADSs pursuant to the Offer; (b) receive all benefits and proceeds and otherwise exercise all rights of beneficial ownership of such ADSs (including the Ordinary Shares represented thereby), all in accordance with the terms and subject to the conditions of the Offer.
       The undersigned hereby irrevocably appoints each of the designees of STSPL as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Ordinary Shares represented by ADSs tendered hereby that have been accepted for payment by STSPL. The designees of STSPL will, with respect to the Ordinary Shares represented by the ADSs delivered hereby for which the appointment is effective, be empowered to exercise all voting and any other rights of the undersigned, as they, in their sole discretion, may deem proper. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Ordinary Shares represented by the ADSs delivered hereby. Such appointment is effective when, and only to the extent that, STSPL accepts for payment Ordinary Shares represented by the ADSs tendered by such holder as provided herein. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Ordinary Shares or ADSs will be revoked, and no subsequent powers of attorney, proxies or consents may be given (and, if given, will not be deemed effective). STSPL reserves the right to require that, in order for

Ordinary Shares represented by ADSs delivered hereby to be deemed validly tendered, immediately upon STSPL’s payment for such Ordinary Shares, STSPL must be able to exercise full voting, consent and other rights to the extent permitted under applicable law with respect to such Ordinary Shares, including voting at any meeting of STATS ChipPAC Ltd. shareholders.
       The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Ordinary Shares represented by the ADSs delivered hereby and that, when the same are purchased by STSPL, STSPL will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed to complete the sale, assignment and transfer of the Ordinary Shares represented by the ADSs delivered hereby.
       The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, STSPL or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.
       If, at any time on or after March 1, 2007, the date of the announcement of the Offer, the Company declares or pays any dividend or other distribution (including, without limitation, the issuance of additional Ordinary Shares pursuant to a stock dividend or stock split) with respect to the Ordinary Shares that is payable or distributable to shareholders of record on a date occurring prior to the transfer to the name of STSPL or its nominees or transferees the ADSs purchased pursuant to the Offer, then, without prejudice to STSPL’s rights described in “THE OFFER — Section 14. Conditions to the Offer” in the Offer to Purchase, (i) the amount payable by STSPL pursuant to the Offer per ADS will be reduced in the amount of any such cash dividend or distribution and (ii) the whole of any non-cash dividend or distribution (including, without limitation, additional Ordinary Shares or ADSs) will be required to be remitted promptly and transferred by each tendering shareholder to the Tender Agent for the account of STSPL accompanied by appropriate documentation of transfer. Pending such remittance or appropriate assurance thereof, STSPL will be entitled to all rights and privileges as owner of any such non-cash dividend or distribution, as determined by STSPL in its sole discretion.
       The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford STSPL or the Tender Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable STSPL or the Tender Agent to secure the full benefits of this ADS Letter of Transmittal.
       All authority conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
       Unless otherwise indicated in the box entitled “Special Payment Instructions” the box entitled “Special Delivery Instructions” or the box “Singapore Dollars Payment Election”, the undersigned hereby instructs the Tender Agent to:

(i) issue, or cause to be issued, the check for the purchase price for the Ordinary Shares represented by ADSs accepted for purchase in the name(s) of the registered holder(s) appearing in the box entitled “Description of ADSs Delivered”; and

(ii) (a)	mail, or cause to be mailed, such check and/or

(b)	return, or cause to be returned, any ADR certificates evidencing ADSs not accepted for purchase (and accompanying documents, as appropriate),

to the address(es) of the registered holder(s) appearing in the box entitled “Description of ADSs Delivered”.
       In the event that either or both the “Special Delivery Instructions” or “Special Payment Instructions” are completed, the undersigned hereby instructs STSPL to:

(i) issue, or cause to be issued, the check for the purchase price for the Ordinary Shares represented by ADSs accepted for purchase in the name(s) of the person or persons so indicated, and

(ii) (a)	mail, or cause to be mailed, such check, and/or
(b)	return, or cause to be returned, any ADR certificates evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate)

to the address(es) of the person or persons so indicated.
       In the case of a book-entry delivery of ADSs, the undersigned hereby instructs STSPL or its agents to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the tendered Ordinary Shares represented by ADSs accepted for purchase and (ii) any ADSs representing Ordinary Shares not accepted for purchase. The undersigned recognizes that the Tender Agent will not surrender ADSs for cancellation if STSPL does not accept for purchase any Ordinary Shares represented by the ADSs so tendered.
       The terms and conditions of the Offer contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.
       Unless the box titled “Singapore Dollars Payment Election” is checked, the undersigned hereby instructs the Tender Agent to pay amounts payable to the undersigned pursuant to the Offer in U.S. dollars, as converted by the Tender Agent at the exchange rate obtainable on the spot market on or around the date the cash consideration is received by the Tender Agent. The actual amount of U.S. dollars received will depend upon the exchange rate prevailing on the day funds are converted by the Tender Agent. Holders of ADSs should also be aware that the Singapore dollar/ U.S. dollar exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are converted by the Tender Agent. In all cases, fluctuations in the Singapore dollar/ U.S. dollar exchange rate are at the risk of accepting holders of ADSs who do not elect to receive their consideration in Singapore dollars.
       If a holder would like to accept Singapore dollars for some ADSs that it holds and U.S. dollars for other ADSs that it holds, it should complete one tender and elect to receive Singapore dollars and a second tender and elect to receive U.S. dollars, as appropriate.

SINGAPORE DOLLARS PAYMENT ELECTION

☐	Check here ONLY if you wish to receive all of the amount of cash consideration to be paid in Singapore dollars and complete the delivery instructions below. If you do not check this box you will receive payment in U.S. dollars in an amount equal to the amounts payable to you converted by the Tender Agent to U.S. dollars at the exchange rate obtainable on the spot market on or around the date the cash consideration is received by the Tender Agent for delivery to holders of ADSs.
SINGAPORE DOLLARS PAYMENT DELIVERY INSTRUCTIONS

Name of Institution:

Address of Institution:

Telephone # of Institution:

Fax # of Institution:

Institution Routing Number:

Account Number:

Account Holder Name:

Account Holder Address:

Account Holder Telephone:

Account Holder Email:

IF YOU HAVE CHECKED THE BOX ABOVE, YOU MUST HAVE YOUR SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION BELOW.
SEE INSTRUCTION 1.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if the check for the U.S. dollar equivalent of the purchase price with respect to Ordinary Shares represented by ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.
Issue Check to:

Name:
                (Please Print: First, Middle and Last Name)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
   To be completed ONLY if ADR certificates representing ADSs not accepted for payment and/or the check for the U.S. dollar equivalent of the purchase price with respect to Ordinary Shares represented by ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).
Mail: ☐ Check and/or ☐ ADR certificates to:

Name:
                (Please Print: First, Middle and Last Name)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.

IMPORTANT — SIGN HERE

(Signature(s) of Owner(s))

Dated:	, 2007
(Must be signed by registered owner(s) exactly as name(s) appear(s) on ADR certificates evidencing the ADSs or on a security position listing or by person(s) to whom ADR certificates surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:
YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN AN IRS FORM W-9 OR W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instruction 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated:	, 2007

Place medallion guarantee in space below

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
       1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. (each, an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered owner(s) of the ADSs delivered herewith and such registered owner has not completed the box titled “Special Payment Instructions”, the box titled “Special Delivery Instructions”, or the box entitled “Singapore Dollars Payment Election” on this ADS Letter of Transmittal or (b) if such ADSs are delivered for the account of an Eligible Institution. See Instruction 5.
       2. Delivery of ADS Letter of Transmittal and ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADR certificates are to be forwarded herewith, unless an Agent’s Message (as defined below) is utilized. An Agent’s Message may be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Tender Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. ADR certificates evidencing ADSs or confirmation of any book-entry transfer into the Tender Agent’s account at the Book-Entry Transfer Facility of ADSs delivered by book-entry transfer (“Book-Entry Confirmation”), as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this ADS Letter of Transmittal, must be delivered to the Tender Agent at one of its addresses set forth herein prior to the Closing Date. If ADR certificates are forwarded to the Tender Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.
       The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Tender Agent and forming part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Facility delivering the ADSs that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that STSPL may enforce such agreement against the participant.
       The method of delivery of ADR certificates and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADR certificates will be deemed delivered only when actually received by the Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
       By executing this ADS Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the acceptance of the Ordinary Shares represented by their ADSs for payment.
       All questions as to validity, form and eligibility (including time of receipt) and acceptance of any tender of Ordinary Shares represented by ADSs hereunder will be determined by STSPL in its sole and absolute discretion (which may delegate power in whole or in part to the Tender Agent) and such determination shall be final and binding. STSPL reserves the absolute right to waive any defect or irregularity in the tender of any Ordinary Shares represented by ADSs of any particular holder whether or not similar defects or irregularities are waived in the case of any other holder. A tender of Ordinary Shares represented by ADSs will not be deemed to have been made until all irregularities have been cured or waived. None of STSPL or any of its affiliates or assigns, the Tender Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification.

       3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers of the ADR certificates, the total number of ADSs represented by such ADR certificates and the number of ADSs delivered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.
       4. Partial Acceptances (Not Applicable to Book-Entry Transfers). If fewer than all the ADSs evidenced by ADR certificates delivered to the Tender Agent are to be tendered hereby, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered”. In such case, except as otherwise provided in this Letter of Transmittal, a new ADR for the ADSs not tendered will be sent to the registered holder, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this Letter of Transmittal, as promptly as practicable following the date on which ADSs are accepted for payment.
       5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs delivered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR certificates evidencing such ADSs without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE ADR CERTIFICATES.
       If any of the ADSs delivered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.
       If any ADSs representing Ordinary Shares tendered in the Offer are registered in different names on several ADR certificates, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADR certificates.
       If this ADS Letter of Transmittal or any ADR certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to STSPL of their authority to act must be submitted.
       If this ADS Letter of Transmittal is signed by the registered holders(s) of the ADSs listed and transmitted hereby, no endorsements of ADR certificates or separate stock powers are required unless (i) the check for the purchase price for the Ordinary Shares represented by the ADSs accepted for purchase is to be issued or delivered to a person other than the registered holder(s), (ii) ADR certificates for ADSs not accepted for payment are to be delivered to a person other than the registered holder(s) or (iii) or an election to receive payment in Singapore dollars has been made. Signatures on such ADR certificates or stock powers must be guaranteed by an Eligible Institution.
       If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADR certificates must be endorsed or accompanied by the appropriate stock powers signed exactly as the name or names of the registered holder(s) appear(s) on the ADR certificates evidencing such ADSs. Such signatures on such ADR certificates must be guaranteed by an Eligible Institution.
       6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, STSPL will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Ordinary Shares represented by ADSs to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the registered holder(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person may be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

       Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADR certificates delivered with this ADS Letter of Transmittal.
       7. Special Payment and Delivery Instructions. If the purchase price for Ordinary Shares represented by ADSs accepted for purchase and/or ADR certificates evidencing ADSs not accepted for purchase are to be sent and/or such ADR certificates are to be returned to an address other than that indicated in the box entitled “Description of ADSs Delivered”, the appropriate “Special Delivery Instructions” box and/or the “Special Payment Instructions” box on this ADS Letter of Transmittal should be completed, together with signature guarantees from an Eligible Institution.
       8. Requests for Assistance or Additional Copies. Holders of Ordinary Shares represented by ADSs must use an ADS Letter of Transmittal in order to deliver their ADSs, tender the Ordinary Shares underlying such ADSs and accept the Offer. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this ADS Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at STSPL’s expense.
       9. Holders of Ordinary Shares. Holders of record of Ordinary Shares, have been sent an appropriate Acceptance Form with the Offer to Purchase and may not tender Ordinary Shares using this ADS Letter of Transmittal. If any holder of Ordinary Shares which are not represented by ADSs needs to obtain a copy of an Acceptance Form, such holder should contact the Information Agent at the address and telephone numbers set forth at the end of this ADS Letter of Transmittal.
       10. Lost, Destroyed, Mutilated or Stolen ADR Certificates. If any ADR certificates representing ADSs have been lost, destroyed, mutilated or stolen, the holder should check the box on page 2 of this ADS Letter of Transmittal and indicate the number of ADSs represented by the lost, destroyed, mutilated or stolen ADR certificates, complete and sign this ADS Letter of Transmittal, and return it to the Tender Agent at one of the addresses indicated on the front of this ADS Letter of Transmittal. The Tender Agent will forward to you the documentation necessary to process your tender. This ADS Letter of Transmittal and related documents cannot be processed until the holder has complied with the procedures for replacing lost, destroyed, mutilated or stolen ADR certificates.
       11. Backup Withholding. In order to avoid a 28% U.S. federal backup withholding tax, each tendering ADS holder should (i) in the case of a U.S. Holder, as defined in the Offer to Purchase, provide the Tender Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or federal employer identification number, on Internal Revenue Service (“IRS”) Form W-9 (a copy of which is available from the IRS at www.irs.gov) and certify on such form whether the holder is subject to backup withholding; or (ii) in the case of a Non-U.S. Holder, as defined in the Offer to Purchase, provide an IRS Form W-8BEN (or other applicable form, all of which are available from the IRS at www.irs.gov); or (iii) otherwise establish such holder’s exemption from backup withholding to the satisfaction of the Tender Agent. Failure to provide either IRS Form W-9 or IRS Form W-8BEN (or other applicable form) may subject the tendering holder to a 28% U.S. federal backup withholding tax on the payment of the purchase price. See Important Tax Information below.
       IMPORTANT: THIS ADS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH THE ADR CERTFICATES FOR ALL ADSs DELIVERED HEREBY OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE TENDER AGENT PRIOR TO THE CLOSING DATE.

IMPORTANT TAX INFORMATION
       For purposes of this summary the term “U.S. Holder” means a beneficial owner of Ordinary Shares represented by ADSs that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state or political subdivision thereof or therein, including the District of Columbia; (iii) otherwise subject to U.S. federal income tax on a net income basis in respect of such Ordinary Shares represented by ADSs. The term “Non-U.S. Holder” means a beneficial owner of Ordinary Shares represented by ADSs that is not a U.S. Holder.
       In general, U.S. federal backup withholding may apply to payments made pursuant to the Offer that are made through certain U.S. and U.S.-related financial intermediaries, including the Tender Agent, unless, in the case of a U.S. Holder, such U.S. Holder provides a certification on IRS Form W-9 (or other applicable form) containing such U.S. Holder’s correct taxpayer identification number (“TIN”) (which, in the case of a U.S. Holder who is an individual, is generally his or her social security number) and certain other information and certifications, or otherwise establishes a basis for exemption from backup withholding. Exempt U.S. Holders (including, among others, corporations) are not subject to backup withholding. If the applicable withholding agent is not provided with the required certification or another adequate basis for exemption, the U.S. Holder may be subject to a backup withholding tax at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. Holder generally may obtain a refund or credit if the required information is timely provided to the IRS.
       In general, payments made to a Non-U.S. Holder pursuant to the Offer will not be subject to backup withholding if such Non-U.S. Holder provides a certification on IRS Form W-8BEN (or other applicable form) that it is not a U.S. person for U.S. tax purposes. Non-U.S. holders who do not provide such a certification may be subject to backup withholding at a current rate of 28% with respect to such payments.

The Tender Agent for the Offer for the ADSs is:
Citibank, N.A.

By Mail: Citibank, N.A. Corporate Actions PO Box 43034 Providence, RI 02940-3034 United States of America	By Hand or Overnight Delivery: Citibank, N.A. Corporate Actions 250 Royall Street Canton, MA 02021 United States of America
The Information Agent for the Offer is:
105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
Call Collect: + 1 212 929-5500
U.S. toll free: + 1 800 322-2885
March 16, 2007